Filed Pursuant to Rule 497(a)(1)

File No. 333-172214

Rule 482 ad

TICC Announces Completion of Public Offering of Common Stock

Greenwich, CT – 03/21/2012 – TICC Capital Corp. (the “Company”) (NASDAQ: TICC) announced today that it has completed a public offering of 4,887,500 shares of its common stock (including 637,500 shares of common stock that were issued to cover over-allotments) at a public offering price of $9.96 per share for total gross proceeds of approximately $48.7 million.

Wells Fargo Securities and RBC Capital Markets acted as joint book-running managers for the offering. BB&T Capital Markets, Ladenburg Thalmann & Co. Inc. and JMP Securities acted as co-managers.

The Company expects to use the net proceeds from the offering for general corporate purposes, which may include investing in debt or equity securities, and other general corporate purposes, including working capital requirements.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The shares have been issued from the Company’s shelf registration statement relating to these securities on file with and declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Wells Fargo Securities, 375 Park Avenue, New York, NY 10152-4077, Attn: Equity Syndicate Department, (800) 326-5897 or cmclientsupport@wellsfargo.com; or from RBC Capital Markets, LLC, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281, (877) 822-4089. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated March 16, 2012 and accompanying prospectus dated February 28, 2012, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

About TICC Capital Corp.

TICC Capital Corp. is a publicly traded business development company principally engaged in providing capital to small to mid-size companies. While the structures of its financings vary, it looks to invest primarily in the debt of established businesses. Companies interested in learning more about financing opportunities should contact Debdeep Maji at (203) 983-5285.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These forward-looking statements are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in the Company’s prospectus supplement and accompanying prospectus. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as required by applicable law.

Contact:

Bruce Rubin

203-983-5280